INDEMNITY AGREEMENT

        This Indemnity Agreement ("Agreement") is made and entered into by and between HomeUSA, Inc., a Delaware corporation ("Company"), and Philip Campbell ("Indemnitee").

                                  INTRODUCTION

        Indemnitee is a director and/or officer of the Company. The parties desire that the Company provide indemnification (including advancement of expenses) to Indemnitee against any and all liabilities asserted against Indemnitee to the fullest extent permitted by the Delaware General Corporation Law ("Act"), as the Act presently exists and may be expanded from time to time. Based on such premise, and for certain good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. CONTINUED SERVICE. Indemnitee will serve at the will of the Company or under separate contract, if such exists, as a director and/or officer of the Company for so long as Indemnitee is duly elected and qualified in accordance with the Bylaws of the Company or until Indemnitee tenders his or her resignation to the Company.

        2. INDEMNIFICATION. The Company shall indemnify Indemnitee as follows:

               2.1. The Company shall indemnify Indemnitee when Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.
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               2.2. The Company shall indemnify Indemnitee when Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner that Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification pursuant to this Agreement shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

               2.3. Any indemnification under Sections 2.1 and 2.2 (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination, in accordance with the procedures set forth in Section 3, that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in such Sections 2.1 and 2.2. Such determination shall be made (1) by the board of directors of the Company by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders of the Company.

               2.4. Expenses (including attorneys' fees) incurred by Indemnitee in defending any civil, criminal, administrative, or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, as authorized in the manner provided in
Section 2.3, within 14 days after the receipt by the Company from Indemnitee of a Statement of Undertaking in substantially the form set forth in Exhibit A, in which Indemnitee (1) states that Indemnitee has reasonably incurred actual expenses in defending a civil, criminal, administrative, or investigative action, suit or proceeding and (2) undertakes to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 2.

               2.5. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 2 shall not be deemed exclusive of any other rights to which Indemnitee

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may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office, shall continue after Indemnitee has ceased to be a director, officer, employee or agent of the Company, and shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

        3. DETERMINATION OF RIGHT TO INDEMNIFICATION. For the purpose of making the determination of whether to indemnify Indemnitee in a specific case under
Section 2.3, the board of directors of the Company, independent legal counsel or stockholders, as the case may be, shall make the determination in accordance with the following procedures:

               3.1. Indemnitee shall submit to the board of directors a Statement of Request for Indemnification in substantially the form set forth in Exhibit B, in which Indemnitee states that Indemnitee has met the applicable standard of conduct set forth in Sections 2.1 and 2.2.

               3.2. Indemnitee's submission of a Statement of Request for Indemnification to the board of directors shall create a rebuttable presumption that Indemnitee has met the applicable standard of conduct set forth in Sections
2.1 and 2.2 and, therefore, is entitled to indemnification under Section 2. The board of directors, independent legal counsel or stockholders, as the case may be, shall determine, within 30 days after submission of the Statement of Request for Indemnification, specifically that Indemnitee is so entitled, unless it or they shall possess clear and convincing evidence to rebut the foregoing presumption, which evidence shall be disclosed to Indemnitee with particularity in a sworn written statement signed by all persons who participated in the determination and voted to deny indemnification.

        4. MERGER, CONSOLIDATION OR CHANGE IN CONTROL. If the Company is a constituent corporation in a merger or consolidation, whether the Company is the resulting or surviving corporation or is absorbed as a result thereof, or if there is a change in control of the Company, Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as Indemnitee would have with respect to the Company if its separate existence had continued or if there had been no change in the control of the Company.

        5. CERTAIN DEFINITIONS. For the purposes of this Agreement, the following terms shall have the indicated meanings and understandings:

               5.1. The term "other enterprise" shall include, among others, employee benefit plans and civic, non-profit and charitable organizations, whether or not incorporated.

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               5.2. The term "fines" shall include any excise taxes assessed on
Indemnitee with respect to any employee benefit plan.

               5.3. The term "serving at the request of the Company" shall include any service, at the request or with the express or implied authorization of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, which service imposes duties on, or involves services by, Indemnitee with respect to such corporation, partnership, joint venture, trust or other enterprise, its participants or beneficiaries. If Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of such other enterprise, its participants or beneficiaries, Indemnitee shall be deemed to have acted in a manner not opposed to the best interests of the Company.

               5.4. The term "change of control" shall include any change in the ownership of a majority of the outstanding voting securities of the Company or in the composition of a majority of the members of the board of directors of the Company.

        6. ATTORNEYS' FEES. If Indemnitee institutes any legal action to enforce Indemnitee's rights under this Agreement, or to recover damages for breach of this Agreement, Indemnitee, if Indemnitee prevails in whole or in part, shall be entitled to recover from the Company all fees and expenses (including attorneys' fees) incurred by Indemnitee in connection therewith.

        7. DEPOSIT OF FUNDS IN TRUST. If the Company voluntarily decides to dissolve or to file a petition for relief under the applicable bankruptcy, moratorium or similar laws, then not later than 10 days prior to such dissolution or filing, the Company shall deposit in trust for the sole and exclusive benefit of Indemnitee a cash amount equal to all amounts previously authorized to be paid to Indemnitee hereunder, such amounts to be used to discharge the Company's obligations to Indemnitee hereunder. Any amounts in such trust not required for such purpose shall be returned to the Company. This
Section 7 shall not apply to the dissolution of the Company in connection with a transaction as to which Section 4 applies.

        8. AMENDMENTS TO ACT. This Agreement is intended to provide indemnity to Indemnitee to the fullest extent allowed under Delaware law. Accordingly, to the extent permitted by law, if the Act permits greater indemnity than the indemnity set forth herein, or if any amendment is made to the Act expanding the indemnity permissible under Delaware law, the indemnity obligations contained herein automatically shall be expanded, without the necessity of action on the part of any party, to the extent necessary to provide to Indemnitee the fullest indemnity permissible under Delaware law.

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        9.     MISCELLANEOUS PROVISIONS.

               9.1. SURVIVAL. The provisions of this Agreement shall survive the termination of Indemnitee's service as a director or officer of the Company.

               9.2. ENTIRE AGREEMENT. This Agreement constitutes the full understanding of the parties and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersedes all prior negotiations, understandings and agree ments, whether written or oral, between the parties, their affiliates, and their respective principals, shareholders, directors, officers, employees, consultants and agents with respect thereto.

               9.3. AMENDMENTS AND WAIVERS. No alteration, modification, amendment, change or waiver of any provision of this Agreement shall be effective or binding on any party hereto unless the same is in writing and is executed by all parties hereto.

               9.4. MODIFICATION AND SEVERABILITY. If a court of competent jurisdiction declares that any provision of this Agreement is illegal, invalid or unenforceable, then such provision shall be modified automatically to the extent necessary to make such provision fully legal, valid or enforce able. If such court does not modify any such provision as contemplated herein, but instead declares it to be wholly illegal, invalid or unenforceable, then such provision shall be severed from this Agreement, this Agreement and the rights and obligations of the parties hereto shall be construed as if this Agreement did not contain such severed provision, and this Agreement otherwise shall remain in full force and effect.

               9.5. ENFORCEABILITY. This Agreement shall be enforceable by and against the Company, the Indemnitee and their respective executors, legal representatives, administrators, heirs, successors and assignees.

               9.6. GOVERNING LAW. This Agreement shall be governed by, construed under, and enforce in accordance with the laws of the State of Delaware without reference to the conflict-of-laws provisions thereof.

               9.7. MULTIPLE COUNTERPARTS. This Agreement may be executed by the parties hereto in multiple counterparts, each of which shall be deemed an original for all purposes, and all of which together shall constitute one and the same instrument.

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        The parties hereto have executed this Agreement to be effective as of
November 26, 1997.

                                            COMPANY:

                                            HomeUSA, Inc.

                                            By:
                                            Name:
                                            Title:

                                            INDEMNITEE:

                                            By:
                                            Name:
                                            Title:


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                                           EXHIBIT A

                                   STATEMENT OF UNDERTAKING

STATE OF __________________         ss.
                                    ss.

COUNTY OF _________________         ss.

        I, __________________________________, being first duly sworn, depose and say as follows:

        1. This Statement of Undertaking is submitted pursuant to the Indemnity Agreement dated __________________, between HomeUSA, Inc., a Delaware corporation ("Company"), and me.

        2. I am requesting the advancement of certain actual expenses which I have reasonably incurred in defending a civil or criminal action, suit or proceeding by reason of the fact that I am or was a director and/or officer of the Company.

        3. I hereby undertake to repay this advancement of expenses if it is ultimately determined that I am not entitled to be indemnified by the Company.

        4. I am requesting the advancement of expenses in connection with the following action, suit or proceeding:

        I have executed this Statement of Undertaking on .

                                                   _____________________________
                                                   Signature
                                                   _____________________________
                                                   Print Name

        Subscribed and sworn to before me on ___________________.

                                                   Notary Public in and for
                                                     said state and county
                                                   My commission expires:


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                                    EXHIBIT B

                    STATEMENT OF REQUEST FOR INDEMNIFICATION

STATE OF __________________         ss.
                                    ss.

COUNTY OF _________________         ss.

        I, _______________________________, being first duly sworn, depose and say as follows:

        1. This Statement of Request for Indemnification is submitted pursuant to the Indemnity Agreement dated _________________, between HomeUSA, Inc., a Delaware corporation ("Company"), and me.

        2. I am requesting indemnification against expenses (including attorneys' fees) and, with respect to any action not by or in the right of the Company, judgments, fines and amounts paid in settlement, all of which have been actually and reasonably incurred by me in connection with a certain action, suit or proceeding to which I am a party or am threatened to be made a party by reason of the fact that I am or was a director and/or officer of the Company.

        3. With respect to all matters related to any such action, suit or proceeding, I acted in good faith and in a manner I reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, I had no reason to believe that my conduct was unlawful.

        4. I am requesting indemnification in connection with the following suit, action or proceeding:

        I have executed this Statement of Request for Indemnification on
_______________.
                                                   _____________________________
                                                   Signature
                                                   _____________________________
                                                   Print Name

        Subscribed and sworn to before me on ___________________.

                                                   Notary Public in and for
                                                     said state and county
                                                   My Commission expires:

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